                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                             ----------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  December 31, 1996



                                 JAVA CENTRALE, INC.
            -------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        California                     34-0-23936           68-0268780
--------------------------------------------------------------------------------
(STATE OF OTHER JURISDICTION           (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)       IDENTIFICATION NO.)

1610 Arden Way, Suite 145, Sacramento, California             95815
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)


Registrant's telephone number, including area code: (916) 568-2310
                                                  --------------


--------------------------------------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

    On December 13, 1996 Java Centrale, Inc. ("the Company") sold all operating locations of their Oh La La Division to Good Food Fast Companies ("GFF") pursuant to the terms of an asset purchase agreement dated November 22, 1996 between the Company, and GFF. The assets sold consisted of 11 Oh La La cafes and carts located in San Francisco, Ca., the leases with respect to each location, related equipment and improvements for each location, inventory, accounts receivable and deposits associated with these locations. The locations will continue operating under the name of Oh La La.

    The consideration paid by GFF for the purchase of Oh La La consisted of 233,333 (or $700,000) preferred shares of GFF, $1,250,000 in cash, $750,000 in a convertible note receivable and the assumption of $48,341 in liabilities. The preferred shares of GFF were issued with certain conversion rights into common shares of GFF, covenants, an 8% cumulative dividend and other restrictions. The convertible note has terms and conditions of 9% interest paid monthly with the principal due in three years and certain conversion rights into common shares of GFF.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

              (a)  Pro Forma Financial Information F-1 to F-5

              (b)  Exhibits


                   2.3 Asset Purchase Agreement, dated November 22, 1996, between Java Centrale, Inc. and Good Food Fast Companies

                                      SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 JAVA CENTRALE, INC.
                               ------------------------
                                     (Registrant)


Date:  February    , 1997
    --------------------



                                       By:  /s/ Steven J. Orlando
                                          ---------------------------
                                          Steven J. Orlando
                                       Vice President and Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)

                        Pro Forma Unaudited Condensed Combined
                         Financial Statements of the Company



The following pro forma condensed combined balance sheet as of September 30, 1996, reflects the disposition of the assets of the Oh La La! division.

The following pro forma condensed combined statement of operations are presented to reflect the disposition of the assets of the Oh La La! division accounted for as sale of assets.

Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with the statements. The pro forma statements do not purport to be indicative of future results of operations which may result from the disposition of the Oh La La! division.

                        PRO FORMA UNAUDITED CONDENSED COMBINED
                                    BALANCE SHEET

                                  September 30, 1996




                                    ASSETS

                                   Java Centrale, Inc.  Oh La La Division                    Pro Forma
                                     and Subsidiary
                                       (unaudited)         (unaudited)          Adjustments             Combined
                                   -------------------  -----------------     -----------------------------------
Current Assets:
  Cash and cash equivalents         $   1,497,920      $            -        $  1,250,000  (c)    $   2,747,920
  Accounts receivable, net                590,630            (46,022)                   -               544,608
  Inventories                             381,905            (50,355)                   -               331,550
  Notes receivable                        898,732                   -                   -               898,732
  Prepaid expenses & other                993,299            (31,244)                   -               962,055
                                    -------------      --------------        ------------         -------------
     Total current assets               4,362,486           (127,621)           1,250,000             5,484,865
                                    -------------      --------------        ------------         -------------

Notes receivable                          887,687                   -             750,000  (c)        1,637,687
Property and equipment, net             4,725,341         (1,111,436)                   -               361,905
Goodwill and other assets               6,206,246         (1,157,846)             700,000  (c)        5,748,400
                                    -------------      --------------        ------------         -------------
                                    $  16,181,760      $  (2,396,903)        $  2,700,000         $  16,484,857
                                    -------------      --------------        ------------         -------------
                                    -------------      --------------        ------------         -------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable                  $   1,880,293      $            -        $          -         $   1,880,293
  Accrued liabilities                     778,454                   -             116,000  (c)          894,454
  Short term debt                         761,253                   -                   -               761,253
  Current maturities, leases & debt     1,178,250                   -                   -             1,178,250
                                    -------------      --------------        ------------         -------------
     Total current liabilities          4,598,250                   -             116,000             4,714,250
                                    -------------      --------------        ------------         -------------

Deferred revenues                         833,500                   -                   -               833,500
Capital leases & long-term debt           477,114            (48,342)                   -               428,772
Convertible debt                        1,749,546                   -                   -             1,749,546
Other liabilities                         129,740                   -                   -               129,740

Stockholders' Equity
  Common stock                         18,017,091                   -                   -            18,017,091
  Net assets sold                               -         (2,348,561)           2,348,561                     -
  Accumulated deficit                 (9,623,481)                   -             235,439  (b)(c)   (9,388,042)
                                    -------------      --------------        ------------         -------------
                                        8,393,610         (2,348,561)           2,584,000             8,629,049
                                    -------------      --------------        ------------         -------------

                                    $  16,181,760      $  (2,396,903)        $  2,700,000         $  16,484,857
                                    -------------      --------------        ------------         -------------
                                    -------------      --------------        ------------         -------------


                        PRO FORMA UNAUDITED CONDENSED COMBINED
                               STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996





                                      JAVA CENTRALE,        OH LA LA                         PRO FORMA
                                          INC.              DIVISION
                                     AND SUBSIDIARY
                                       (unaudited)         (unaudited)          ADJUSTMENTS          COMBINED
                                   -------------------  -----------------     --------------      --------------
Revenue                             $   8,481,313       $  (1,962,521)        $          -         $   6,518,792
                                    -------------       --------------        ------------         -------------

Operating costs
  Cost of goods sold                    2,844,714            (628,860)                   -             2,215,854
  Labor                                 2,744,596            (684,443)                   -             2,060,153
  Direct and occupancy                  1,564,288            (394,809)                   -             1,169,479
  Depreciation                            320,925             (81,000)                   -               239,925
                                    -------------       --------------        ------------         -------------

  Total cost of company sales           7,474,523          (1,789,112)                   -             5,685,411
                                    -------------       --------------        ------------         -------------

General and administrative
  expenses                              2,112,360             (98,857)                   -             2,013,503

Depreciation and amortization             318,930             (30,000)                   -               288,930
Loss associated with cafe closures        128,580                    -                   -               128,580
                                    -------------       --------------        ------------         -------------

  Operating income (loss)             (1,553,080)             (44,552)                   -           (1,597,632)
                                    -------------       --------------        ------------         -------------

Other income (expense):
  Interest income (expense), net        (130,649)                    -              61,750  (a)         (68,899)
  Other income, net                       172,478                    -                   -               172,478
                                    -------------       --------------        ------------         -------------

  Net income (loss)                 $ (1,511,251)       $     (44,552)              61,750           (1,494,053)
                                    -------------       --------------        ------------         -------------
                                    -------------       --------------        ------------         -------------

NET LOSS PER WEIGHTED AVERAGE
EQUIVALENT COMMON SHARE
OUTSTANDING                         $      (0.15)                                                  $      (0.15)
                                    -------------                                                  -------------
                                    -------------                                                  -------------

EQUIVALENT COMMON SHARES
OUTSTANDING                             9,985,470                                                      9,985,470
                                    -------------                                                  -------------


                             PRO FORMA CONDENSED COMBINED
                               STATEMENT OF OPERATIONS

                       FOR THE FISCAL YEAR ENDED MARCH 31, 1996





                                      JAVA CENTRALE,        OH LA LA                     PRO FORMA
                                          INC.              DIVISION
                                     AND SUBSIDIARY        (unaudited)        ADJUSTMENTS            COMBINED
                                    ---------------      --------------      -------------        -------------
Revenue                             $   9,554,800        $  (3,523,522)      $          -         $   6,031,278
                                    ---------------      --------------      -------------        -------------
Operating costs
  Cost of goods sold                    3,857,735           (1,046,707)                 -             2,811,028
  Labor                                 2,714,067           (1,094,725)                 -             1,619,342
  Direct and occupancy                  1,742,044             (823,238)                 -               918,806
  Depreciation                            227,631             (127,500)                 -               100,131
                                    ---------------      --------------      -------------        -------------

  Total cost of company sales           8,541,477           (3,092,170)                 -             5,449,307
                                    ---------------      --------------      -------------        -------------

General and administrative
  expenses                              4,261,049             (270,373)                 -             3,990,676

Depreciation and amortization             380,159              (60,000)                 -               320,159
Loss associated with cafe closures        410,200                     -                 -               410,200
                                    ---------------      --------------      -------------        -------------

  Operating income (loss)             (4,038,085)             (100,979)                 -           (4,139,064)
                                    ---------------      --------------      -------------        -------------


Other income (expense):
  Interest income (expense), net         (18,989)                     -           123,500  (a)          104,511
  Other income, net                        90,648                     -                 -                90,648
                                    ---------------      --------------      -------------        -------------


  Net income (loss)                 $ (3,966,426)        $    (100,979)      $    123,500         $ (3,943,905)
                                    ---------------      --------------      -------------        -------------
                                    ---------------      --------------      -------------        -------------

NET LOSS PER WEIGHTED AVERAGE
EQUIVALENT COMMON SHARE
OUTSTANDING                         $      (0.61)                                                 $      (0.60)
                                    ---------------                                               -------------
                                    ---------------                                               -------------

EQUIVALENT COMMON SHARES
OUTSTANDING                             6,526,377                                                     6,526,377
                                    ---------------                                               -------------


                      NOTES TO THE PRO FORMA CONDENSED COMBINED
                        STATEMENTS OF EARNINGS OF THE COMPANY


a) Interest increase relating to the Note receivable at a rate of 9% and the dividends from the Preferred Stock at a rate of 8%.

b)  No tax provision resulting from the sale of assets.

c)  Sale of assets adjusted:

         Cash received                                      $    1,250,000
         Promissory note received                                  750,000
         Preferred shares received                                 700,000
         Liabilities assumed by buyer                               48,342
                                                            --------------

         Total selling price                                     2,748,342

         Book value of assets disposed                         (2,396,903)
         Cost associated with disposal of assets                 (116,000)
                                                            --------------

         Gain on sale                                       $      235,439
                                                            --------------
                                                            --------------


                                         F-4